UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 14, 2005

                        Commission File Number 000-33215

                                EMPS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                NEVADA                                       87-0617371
   -------------------------------               -------------------------------
   (State or other jurisdiction of               (I.R.S. Employer Identification
    incorporation or organization)                              Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              -----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                   ----------
                                   (Zip Code)

                                 (801) 746-3700
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD

         On January 14, 2005, EMPS Corporation issued a press release announcing that through its operating subsidiary in Kazakhstan, Caspian Services Group Ltd, it had entered into Letters of Intent with Saipem SpA to provide five shallow draft vessels in support of offshore pipeline construction in the North Caspian Sea. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Exhibit and Financial Statements

         (a)      Exhibits

                  99.01    Press Release of EMPS Corporation, dated January 14,
                           2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EMPS Corporation



Date: January 18, 2005                      By: /s/ Marat Cherdabayev
                                               ---------------------------------
                                               Marat Cherdabayev, Vice President

                                       2